Exhibit 99

OFG Bancorp Reports 2Q26 Results
SAN JUAN, Puerto Rico, July 21, 2026 – OFG Bancorp (NYSE: OFG), the financial holding company for Oriental Bank, today reported results for the second quarter ended June 30, 2026. EPS diluted of $1.39 compared to $1.26 in 1Q26 and $1.15 in 2Q25. Total core revenues of $190.3 million compared to $185.8 million in 1Q26 and $182.2 million in 2Q25.
CEO Comment
José Rafael Fernández, Chief Executive Officer, said: “With year-over-year increases of 20.9% in EPS and 4.5% in core revenues, second quarter results reflected continued momentum across all our businesses, supported by disciplined execution, excellent customer engagement, and our differentiated operating model. We continue to show core deposit strength, consistent loan growth, stable credit trends, and effective balance sheet management.”
“During 2Q26, Oriental launched a branding-marketing campaign reflecting our evolution to a digital bank with a human touch. The campaign highlights our market-leading banking and customer communication technologies in Puerto Rico combined with our people and intensely customer-focused culture. This sets us apart and reinforces our mission to help customers achieve progress. They are the point of everything we do.”
“On a macro level, the Puerto Rico economy remains stable, with federal reconstruction funds continuing to flow, a strong labor market, and private sector manufacturing and onshoring investment. With the economy as a tailwind, our operational strength, disciplined execution, and focus on the customer experience positions us well to capitalize on long-term growth opportunities.”
2Q26 Highlights
Performance Metrics: Net interest margin of 5.45%, return on average assets of 1.93%, return on average tangible common stockholders’ equity of 17.94%, and efficiency ratio of 54.04%.
Total Interest Income of $197.2 million compared to $194.1 million in 1Q26 and $194.3 million in 2Q25. 2Q26 increased $3.0 million sequentially, primarily reflecting higher average balances of loans at higher average rates, $4.1 million from three paid in full commercial loans compared to $3.3 million from another paid in full commercial loan in 1Q26, and one additional business day, which increased interest income by approximately $1.6 million.
Total Interest Expense of $39.9 million compared to $40.3 million in 1Q26 and $42.4 million in 2Q25. 2Q26 decreased $0.5 million sequentially, primarily reflecting lower average balances of borrowings and brokered deposits, which more than offset the additional expense of higher average balances of core deposits, and one additional business day, which increased interest expense by approximately $0.4 million.
Total Banking & Financial Service Revenues of $33.0 million compared to $32.0 million in 1Q26 and $30.2 million in 2Q25. 2Q26 increased $1.0 million sequentially, reflecting higher banking service and wealth management revenues, which included $1.1 million in insurance and annuity fees, and lower mortgage banking revenues.
Pre-Provision Net Revenues of $87.5 million compared to $91.3 million in 1Q26 and $87.6 million in 2Q25.

Total Provision for Credit Losses of $13.0 million compared to $22.5 million in 1Q26 and $21.7 million in 2Q25. 2Q26 primarily reflected $14.7 million for increased loan volume and $1.9 million in commercial loan recoveries, while 1Q26 included $17.5 million for increased loan volume and increased allowance of $3.7 million for a previously reserved telecom loan and $1.0 million for newly classified small commercial loans.
Credit Quality: Net charge-offs of $28.8 million (1.40% of average loans) compared to $21.4 million (1.05%) in 1Q26 and $12.8 million (0.64%) in 2Q25, and non-performing loans of $67.3 million (0.81% of average loans) compared to $120.9 million (1.47%) in 1Q26 and $97.4 million (1.19%) in 2Q25. The changes in 2Q26 NCOs and NPLs primarily reflected the sales of the above-mentioned telecom loan and a U.S. commercial loan.
Total Non-Interest Expense of $102.8 million compared to $94.7 million in 1Q26 and $94.8 million in 2Q25. 2Q26 included $5.8 million in business related operational charges, while 1Q26 included $1.0 million in capital markets readiness and registration expenses and the benefit of $3.6 million in a business related volume incentive payment.
Income Tax Expense was $15.7 million compared to $14.9 million in 1Q26 and $14.1 million in 2Q25. 2Q26 ETR reflected an anticipated rate of 22.64% for the year plus the benefit of some discrete items.
Loans Held for Investment (EOP) of $8.30 billion compared to $8.24 billion in 1Q26 and $8.18 billion in 2Q25. 2Q26 balances grew $62.4 million or 0.8% sequentially, reflecting increases in Puerto Rico commercial and consumer loans.
New Loan Production of $755.0 million compared to $608.9 million in 1Q26 and $783.7 million in 2Q25. 2Q26 production grew $146.2 million or 24.0% sequentially, reflecting increases in Puerto Rico commercial, residential mortgage, and consumer loans. Production declined 3.7% year-over-year, reflecting unusually strong auto sales in 2Q25 due to the threat of tariffs.
Total Investments (EOP) of $2.70 billion compared to $2.79 billion in 1Q26 and $2.78 billion in 2Q25. 2Q26 primarily reflected principal paydowns in mortgage backed securities.
Customer Deposits (EOP) of $9.74 billion compared to $9.66 billion in 1Q26 and $9.90 billion in 2Q25. 2Q26 deposits increased $84.9 million or 0.9% sequentially, reflecting government, commercial and retail deposit growth.
Total Borrowings & Brokered Deposits (EOP) of $795.5 million compared to $746.6 million in 1Q26 and $732.3 million in 2Q25. 2Q26 total borrowings and brokered deposits increased $48.9 million sequentially for liquidity management purposes.
Cash & Cash Equivalents (EOP) of $745.7 million compared to $636.5 million in 1Q26 and $851.8 million in 2Q25. 2Q26 cash increased $109.2 million sequentially primarily due to deposit growth and repayments from the investment portfolio.
Capital: CET1 ratio was 14.07% compared to 13.75% in 1Q26 and 13.99% in 2Q25. Tangible Common Equity ratio was 10.90% compared to 10.66% in 1Q26 and 10.20% in 2Q25. Tangible Book Value per share was $31.12 compared to $30.14 in 1Q26 and $27.67 in 2Q25.
Conference Call, Financial Supplement & Presentation
A conference call to discuss 2Q26 results, outlook and related matters will be held today at 10:00 AM ET. Phone (800) 579-2543 or (785) 424-1789. Conference ID: OFGQ226. The call can also be accessed live on www.ofgbancorp.com with webcast replay shortly thereafter. OFG’s Financial Supplement, with full financial tables for the quarter ended June 30, 2026, and the 2Q26 Conference
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Call Presentation, can be found on the Quarterly Results page on OFG’s Investor Relations website at www.ofgbancorp.com.
Non-GAAP Financial Measures
In addition to our financial information presented in accordance with GAAP, management uses certain “non-GAAP financial measures” within the meaning of SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Please refer to Tables 8-1 and 8-2 in OFG’s above-mentioned Financial Supplement for a reconciliation of GAAP to non-GAAP measures and calculations.
Forward Looking Statements
The information included in this document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and involve certain risks and uncertainties that may cause actual results to differ materially from those expressed in the forward-looking statements. Factors that might cause such a difference include but are not limited to (i) general business and economic conditions, including changes in interest rates; (ii) cybersecurity breaches; (iii) hurricanes, earthquakes, pandemics, and other natural disasters; and (iv) competition in the financial services industry. For a discussion of such factors and certain risks and uncertainties to which OFG is subject, please refer to OFG’s annual report on Form 10-K for the year ended December 31, 2025, as well as its other filings with the U.S. Securities and Exchange Commission. Other than to the extent required by applicable law, including the requirements of applicable securities laws, OFG assumes no obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
About OFG Bancorp
Now in its 62nd year in business, OFG Bancorp is a diversified financial holding company that operates under U.S., Puerto Rico and U.S. Virgin Islands banking laws and regulations. Its three principal subsidiaries, Oriental Bank, Oriental Financial Services, and Oriental Insurance, provide a wide range of retail and commercial banking, lending and wealth management products, services, and technology, primarily in Puerto Rico and U.S. Virgin Islands. Our mission is to make progress possible for our customers, employees, shareholders, and the communities we serve. Visit us at www.ofgbancorp.com.
Contacts
Puerto Rico & USVI: Lumarie Vega López (lumarie.vega@orientalbank.com) and Victoria Maldonado Rodríguez (victoria.maldonado@orientalbank.com) at (787) 771-6800
US: Gary Fishman (gfishman@ofgbancorp.com) and Michael Wichman (michael.wichman@ofgbancorp.com) at (212) 532-3232
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OFG Bancorp
Financial Supplement
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our June 30, 2026 Quarterly Report on Form 10-Q once it is filed with the Securities and Exchange Commission.

OFG Bancorp (NYSE: OFG)
Table 1-1: Financial and Statistical Summary - Consolidated

		2026	2026	2025	2025	2025
(Dollars in thousands, except per share data) (unaudited)		Q2	Q1	Q4	Q3	Q2
Statement of Operations
Net interest income		$157,299	$153,813	$152,744	$154,724	$151,928
Non-interest income, net (core)	(1)	32,984	31,988	32,627	29,256	30,247
Total core revenues	(2)	190,283	185,801	185,371	183,980	182,175
Non-interest expense		102,832	94,703	105,011	96,548	94,802
Pre-provision net revenues	(20)	87,490	91,277	79,309	89,629	87,557
Total provision for credit losses		13,006	22,483	31,889	28,258	21,678
Net income before income taxes		74,484	68,794	47,420	61,371	65,879
Income tax expense (benefit)		15,707	14,857	(8,473)	9,533	14,078
Net income available to common stockholders		58,777	53,937	55,893	51,838	51,801
Common Share Statistics
Earnings per common share - basic	(3)	$1.39	$1.26	$1.28	$1.17	$1.15
Earnings per common share - diluted	(4)	$1.39	$1.26	$1.27	$1.16	$1.15
Average common shares outstanding		42,261	42,786	43,649	44,430	44,854
Average common shares outstanding and equivalents		42,397	42,956	43,901	44,658	45,033
Cash dividends per common share		$0.35	$0.35	$0.30	$0.30	$0.30
Book value per common share (period end)		$33.30	$32.35	$32.13	$31.07	$29.83
Tangible book value per common share (period end)	(5)	$31.12	$30.14	$29.96	$28.92	$27.67
Balance Sheet (Average Balances)
Loans	(6)	$8,245,654	$8,167,438	$8,117,032	$8,098,058	$7,963,890
Interest-earning assets		11,582,521	11,633,354	11,827,933	11,715,599	11,466,602
Total assets		12,154,691	12,138,944	12,377,910	12,248,544	11,958,502
Core deposits		9,705,480	9,560,640	9,930,939	9,866,369	9,736,301
Total deposits		9,921,807	9,829,019	10,161,728	10,086,731	9,963,960
Interest-bearing deposits		7,172,785	7,171,589	7,541,276	7,498,818	7,382,083
Borrowings		579,724	660,300	555,820	548,832	444,820
Stockholders' equity		1,403,137	1,406,938	1,394,097	1,361,055	1,318,886
Performance Metrics
Net interest margin	(7)	5.45%	5.36%	5.12%	5.24%	5.31%
Return on average assets	(8)	1.93%	1.78%	1.81%	1.69%	1.73%
Return on average tangible common stockholders' equity	(9)	17.94%	16.43%	17.20%	16.39%	16.96%
Efficiency ratio	(10)	54.04%	50.97%	56.65%	52.48%	52.04%
Full-time equivalent employees, period end		2,185	2,181	2,185	2,217	2,222
Credit Quality Metrics
Allowance for credit losses		$188,255	$203,956	$202,341	$197,782	$189,944
Allowance as a % of loans held for investment		2.27%	2.48%	2.47%	2.44%	2.32%
Net charge-offs		$28,791	$21,379	$26,873	$20,208	$12,784
Net charge-off rate	(11)	1.40%	1.05%	1.32%	1.00%	0.64%
Early delinquency rate (30 - 89 days past due)		2.51%	2.21%	2.80%	2.84%	2.46%
Total delinquency rate (30 days and over)		3.68%	3.40%	4.18%	4.06%	3.59%
Capital Ratios (period end) (Non-GAAP)	(12)
Leverage ratio		11.23%	10.88%	10.71%	10.75%	10.83%
Common equity Tier 1 capital ratio		14.07%	13.75%	13.97%	14.13%	13.99%
Tier 1 risk-based capital ratio		14.07%	13.75%	13.97%	14.13%	13.99%
Total risk-based capital ratio		15.33%	15.01%	15.24%	15.39%	15.25%
Tangible common equity ("TCE") ratio		10.90%	10.66%	10.47%	10.55%	10.20%

OFG Bancorp (NYSE: OFG)
Table 1-2: Financial and Statistical Summary - Consolidated (Continued)

		Six-month period ended June 30,
(Dollars in thousands, except per share data) (unaudited)		2026	2025
Statement of Operations
Net interest income		$311,112	$300,999
Non-interest income, net (core)	(1)	64,972	59,459
Total core revenues	(2)	376,084	360,458
Non-interest expense		197,535	188,254
Pre-provision net revenues	(21)	178,767	172,693
Total provision for credit losses		35,489	47,366
Net income before income taxes		143,278	125,327
Income tax expense		30,564	27,954
Net income available to common stockholders		112,714	97,373
Common Share Statistics
Earnings per common share - basic	(3)	$2.65	$2.16
Earnings per common share - diluted	(4)	$2.64	$2.15
Average common shares outstanding		42,522	45,074
Average common shares outstanding and equivalents		42,645	45,265
Cash dividends per common share		$0.70	$0.60
Book value per common share (period end)		$33.30	$29.83
Tangible book value per common share (period end)	(5)	$31.12	$27.67
Balance Sheet (Average Balances)
Loans	(6)	$8,206,763	$7,874,819
Interest-earning assets		11,607,798	11,310,263
Total assets		12,146,861	11,808,855
Core deposits		9,633,463	9,680,351
Total deposits		9,875,672	9,873,483
Interest-bearing deposits		7,172,190	7,311,562
Borrowings		619,789	401,981
Stockholders' equity		1,405,027	1,304,964
Performance Metrics
Net interest margin	(7)	5.40%	5.37%
Return on average assets	(8)	1.86%	1.65%
Return on average tangible common stockholders' equity	(9)	17.18%	16.13%
Efficiency ratio	(10)	52.52%	52.23%
Full-time equivalent employees, period end		2,185	2,222
Credit Quality Metrics
Allowance for credit losses		$188,255	$189,944
Allowance as a % of loans held for investment		2.27%	2.32%
Net charge-offs		$50,170	$33,154
Net charge-off rate	(11)	1.22%	0.84%
Early delinquency rate (30 - 89 days past due)		2.51%	2.46%
Total delinquency rate (30 days and over)		3.68%	3.59%

OFG Bancorp (NYSE: OFG)
Table 2-1: Consolidated Statements of Operations

	Quarter Ended
(Dollars in thousands) (unaudited)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Interest income:
Loans
Non-PCD loans	$146,862	$142,211	$144,385	$146,665	$141,797
PCD loans	15,553	16,343	13,826	14,669	15,190
Total interest income from loans	162,415	158,554	158,211	161,334	156,987
Investment securities and cash	34,735	35,572	39,011	38,811	37,360
Total interest income	197,150	194,126	197,222	200,145	194,347
Interest expense:
Deposits
Core deposits	31,960	31,196	36,482	37,458	35,529
Brokered deposits	2,164	2,672	2,352	2,284	2,350
Total deposits	34,124	33,868	38,834	39,742	37,879
Borrowings	5,727	6,445	5,644	5,679	4,540
Total interest expense	39,851	40,313	44,478	45,421	42,419
Net interest income	157,299	153,813	152,744	154,724	151,928
Provision for credit losses, excluding PCD loans	14,825	22,942	33,643	27,591	21,010
(Recapture of) provision for credit losses on PCD loans	(1,819)	(459)	(1,754)	667	668
Total provision for credit losses	13,006	22,483	31,889	28,258	21,678
Net interest income after provision for credit losses	144,293	131,330	120,855	126,466	130,250
Non-interest income:
Banking service revenues	17,397	16,944	16,550	15,930	15,982
Wealth management revenues	9,727	8,913	11,378	9,014	8,918
Mortgage banking activities	5,860	6,131	4,699	4,312	5,347
Total banking and financial service revenues	32,984	31,988	32,627	29,256	30,247
Other income (loss), net	39	179	(1,051)	2,197	184
Total non-interest income, net	33,023	32,167	31,576	31,453	30,431
Non-interest expense:
Compensation and employee benefits	41,176	41,347	43,093	39,836	39,565
Occupancy, equipment and infrastructure costs	14,273	13,418	15,338	14,994	14,629
General and administrative expenses	47,859	40,052	46,371	42,239	40,298
Foreclosed real estate and other repossessed assets (income) expenses, net	(476)	(114)	209	(521)	310
Total non-interest expense	102,832	94,703	105,011	96,548	94,802
Income before income taxes	74,484	68,794	47,420	61,371	65,879
Income tax expense (benefit)	15,707	14,857	(8,473)	9,533	14,078
Net income available to common shareholders	$58,777	$53,937	$55,893	$51,838	$51,801

OFG Bancorp (NYSE: OFG)
Table 2-2: Consolidated Statements of Operations (Continued)

(Dollars in thousands) (unaudited)	Six-month period ended June 30,
	2026	2025
Interest income:
Loans
Non-PCD loans	$289,073	$279,487
PCD loans	31,896	30,908
Total interest income from loans	320,969	310,395
Investment securities and cash	70,307	73,174
Total interest income	391,276	383,569
Interest expense:
Deposits
Core deposits	63,156	70,174
Brokered deposits	4,836	3,997
Total deposits	67,992	74,171
Borrowings	12,172	8,399
Total interest expense	80,164	82,570
Net interest income	311,112	300,999
Provision for credit losses, excluding PCD loans	37,767	45,820
Provision for (recapture of) credit losses on PCD loans	(2,278)	1,546
Total provision for credit losses	35,489	47,366
Net interest income after provision for credit losses	275,623	253,633
Non-interest income:
Banking service revenues	34,341	31,963
Wealth management revenues	18,640	17,373
Mortgage banking activities	11,991	10,123
Total banking and financial service revenues	64,972	59,459
Other income, net	218	489
Total non-interest income, net	65,190	59,948
Non-interest expense:
Compensation and employee benefits	82,523	79,497
Occupancy, equipment and infrastructure costs	27,691	29,449
General and administrative expenses	87,911	77,970
Foreclosed real estate and other repossessed assets (income) expenses, net	(590)	1,338
Total non-interest expense	197,535	188,254
Income before income taxes	143,278	125,327
Income tax expense	30,564	27,954
Net income available to common shareholders	$112,714	$97,373

OFG Bancorp (NYSE: OFG)
Table 3: Consolidated Statements of Financial Condition

(Dollars in thousands) (unaudited)		June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Cash and cash equivalents		$745,706	$636,499	$1,040,335	$740,349	$851,798
Investments:
Trading securities		23	24	23	21	18
Investment securities available-for-sale, at fair value, no allowance for credit losses for any period
Mortgage-backed securities		2,370,468	2,457,541	2,508,730	2,564,831	2,406,956
US treasury securities		2,150	2,131	1,651	1,635	1,399
Other investment securities		500	500	501	503	519
Total investment securities available-for-sale		2,373,118	2,460,172	2,510,882	2,566,969	2,408,874
Investment securities held-to-maturity, at amortized cost, no allowance for credit losses for any period
Mortgage-backed securities		258,698	264,580	269,498	275,116	281,186
Other investment securities		—	—	—	35,000	35,000
Total investment securities held-to-maturity		258,698	264,580	269,498	310,116	316,186
Equity securities		64,817	63,682	62,738	61,906	59,556
Total investments		2,696,656	2,788,458	2,843,141	2,939,012	2,784,634
Loans, net		8,117,021	8,040,074	8,014,246	7,935,413	8,009,599
Other assets:
Prepaid expenses		25,687	17,050	20,415	150,461	119,766
Deferred tax asset, net		113,343	120,431	104,359	7,468	7,048
Foreclosed real estate and repossessed properties		5,870	6,347	5,947	8,025	7,363
Premises and equipment, net		95,601	92,731	93,554	100,760	102,095
Goodwill		84,241	84,241	84,241	84,241	84,241
Other intangibles		7,884	8,869	9,854	11,086	12,318
Right of use assets		19,640	20,275	21,261	22,694	17,284
Servicing asset		67,867	67,228	66,333	67,437	68,588
Accounts receivable and other assets		175,056	165,700	161,971	162,866	166,776
Total assets		$12,154,572	$12,047,903	$12,465,657	$12,229,812	$12,231,510
Deposits:
Demand deposits		$4,887,404	$5,347,977	$5,799,985	$5,791,959	$5,801,400
Savings accounts		2,358,067	2,367,531	2,259,980	2,208,212	2,131,076
Time deposits		2,498,777	1,943,866	1,862,793	1,819,397	1,963,336
Brokered deposits		238,880	189,898	339,994	189,065	248,353
Total deposits		9,983,128	9,849,272	10,262,752	10,008,633	10,144,165
Borrowings:
Securities sold under agreements to repurchase		100,085	100,086	100,714	100,791	27,463
Advances from FHLB and other borrowings		456,530	456,581	456,590	456,530	456,530
Total borrowings		556,615	556,667	557,304	557,321	483,993
Other liabilities:
Acceptances outstanding		19,418	22,665	22,442	29,975	27,572
Lease liability		21,376	22,088	23,157	24,681	19,354
GNMA buy-back option program liability	(21)	52,938	54,358	56,492	46,716	43,281
Deferred tax liability, net		615	337	—	50,298	48,374
Accrued expenses and other liabilities		113,210	175,621	153,505	136,771	130,318
Total liabilities		10,747,300	10,681,008	11,075,652	10,854,395	10,897,057
Stockholders' equity:
Common stock		59,885	59,885	59,885	59,885	59,885
Additional paid-in capital		642,019	640,656	642,973	641,350	639,901
Legal surplus		199,429	193,787	188,490	183,614	178,834
Retained earnings		976,946	938,349	904,630	866,826	833,187
Treasury stock, at cost		(432,061)	(432,209)	(389,067)	(348,957)	(328,572)
Accumulated other comprehensive loss, net		(38,946)	(33,573)	(16,906)	(27,301)	(48,782)
Total stockholders' equity		1,407,272	1,366,895	1,390,005	1,375,417	1,334,453
Total liabilities and stockholders' equity		$12,154,572	$12,047,903	$12,465,657	$12,229,812	$12,231,510

OFG Bancorp (NYSE: OFG)
Table 4-1: Information on Loan Portfolio and Production

(Dollars in thousands) (unaudited)		June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Non-PCD:
Mortgage, excluding GNMA buy-back option program		$604,990	$588,642	$582,563	$580,332	$575,423
Mortgage GNMA buy-back option program	(21)	52,938	54,358	56,492	46,716	43,281
Commercial PR		2,679,280	2,611,166	2,586,305	2,469,925	2,511,495
Commercial US		871,454	871,640	829,975	831,731	825,254
Consumer		686,883	677,535	683,246	685,740	680,060
Auto		2,623,762	2,630,422	2,636,890	2,646,811	2,661,795
		7,519,307	7,433,763	7,375,471	7,261,255	7,297,308
Less: Allowance for credit losses		(184,747)	(200,111)	(198,239)	(189,701)	(182,765)
Total non-PCD loans held for investment, net		7,334,560	7,233,652	7,177,232	7,071,554	7,114,543

PCD:
Mortgage		709,278	730,629	751,291	772,808	795,863
Commercial PR		68,487	70,290	73,889	82,748	86,685
Consumer		316	306	302	337	575
Auto		66	75	89	119	160
		778,147	801,300	825,571	856,012	883,283
Less: Allowance for credit losses		(3,508)	(3,845)	(4,102)	(8,081)	(7,179)
Total PCD loans held for investment, net		774,639	797,455	821,469	847,931	876,104
Total loans held for investment		8,109,199	8,031,107	7,998,701	7,919,485	7,990,647
Mortgage loans held for sale		7,822	8,967	12,483	9,680	14,590
Other loans held for sale		—	—	3,062	6,248	4,362
Total loans, net		$8,117,021	$8,040,074	$8,014,246	$7,935,413	$8,009,599

Loan Portfolio Summary:
Loans held for investment:
Mortgage, excluding GNMA buy-back option program		$1,314,268	$1,319,271	$1,333,854	$1,353,140	$1,371,286
Mortgage GNMA buy-back option program	(21)	52,938	54,358	56,492	46,716	43,281
Commercial PR		2,747,767	2,681,456	2,660,194	2,552,673	2,598,180
Commercial US		871,454	871,640	829,975	831,731	825,254
Consumer		687,199	677,841	683,548	686,077	680,635
Auto		2,623,828	2,630,497	2,636,979	2,646,930	2,661,955
		8,297,454	8,235,063	8,201,042	8,117,267	8,180,591
Less: Allowance for credit losses		(188,255)	(203,956)	(202,341)	(197,782)	(189,944)
Total loans held for investment, net		8,109,199	8,031,107	7,998,701	7,919,485	7,990,647
Mortgage loans held for sale		7,822	8,967	12,483	9,680	14,590
Other loans held for sale		—	—	3,062	6,248	4,362
Total loans, net		$8,117,021	$8,040,074	$8,014,246	$7,935,413	$8,009,599
OFG Bancorp (NYSE: OFG)
Table 4-2: Information on Loan Portfolio and Production

		Quarter Ended					Six-month period ended June 30,
(Dollars in thousands) (unaudited)		June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	2026	2025
Loan production	(13)
Mortgage		$55,565	$41,948	$44,593	$42,392	$55,575	$97,513	$92,589
Commercial PR		333,408	200,441	201,974	216,560	253,874	533,849	417,106
Commercial US		95,335	102,733	111,896	116,368	147,193	198,068	205,132
Consumer		82,287	68,481	68,204	76,027	76,757	150,768	144,616
Auto		188,440	195,256	178,928	172,558	250,269	383,696	483,166
Total		$755,035	$608,859	$605,595	$623,905	$783,668	$1,363,894	$1,342,609

OFG Bancorp (NYSE: OFG)
Table 5-1: Average Balances, Net Interest Income and Net Interest Margin

	2026 Q2			2026 Q1			2025 Q4			2025 Q3			2025 Q2
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest earning assets:
Cash equivalents	$615,369	$5,493	3.58%	$660,529	$5,855	3.59%	$803,931	$7,898	3.90%	$784,978	$8,555	4.32%	$746,356	$8,078	4.34%
Investment securities	2,721,498	29,242	4.30%	2,805,387	29,717	4.24%	2,906,970	31,113	4.28%	2,832,563	30,256	4.27%	2,756,356	29,282	4.25%
Loans held for investment
Non-PCD loans	7,460,999	146,862	7.90%	7,356,900	142,211	7.84%	7,272,783	144,385	7.88%	7,228,920	146,665	8.05%	7,067,367	141,797	8.05%
PCD loans	784,655	15,553	7.93%	810,538	16,343	8.07%	844,249	13,826	6.55%	869,138	14,669	6.75%	896,523	15,190	6.78%
Total loans	8,245,654	162,415	7.90%	8,167,438	158,554	7.87%	8,117,032	158,211	7.73%	8,098,058	161,334	7.90%	7,963,890	156,987	7.91%
Total interest-earning assets	$11,582,521	$197,150	6.83%	$11,633,354	$194,126	6.77%	$11,827,933	$197,222	6.62%	$11,715,599	$200,145	6.78%	$11,466,602	$194,347	6.80%

Interest bearing liabilities:
Deposits
NOW accounts	$2,503,812	$8,786	1.41%	$2,711,262	$10,093	1.51%	$3,211,013	$14,976	1.85%	$3,208,598	$15,941	1.97%	$3,211,382	$15,451	1.93%
Savings accounts	2,345,584	6,281	1.07%	2,319,764	6,391	1.12%	2,258,856	6,450	1.13%	2,215,538	6,212	1.11%	2,119,036	5,175	0.98%
Time deposits	2,107,062	16,138	3.07%	1,872,184	13,957	3.02%	1,840,618	14,113	3.04%	1,854,320	14,362	3.07%	1,824,006	13,960	3.07%
Brokered deposits	216,327	2,164	4.01%	268,379	2,672	4.04%	230,789	2,352	4.04%	220,362	2,284	4.11%	227,659	2,350	4.14%
	7,172,785	33,369	1.87%	7,171,589	33,113	1.87%	7,541,276	37,891	1.99%	7,498,818	38,799	2.05%	7,382,083	36,936	2.01%
Non-interest bearing deposit accounts	2,749,022	—	—	2,657,430	—	—	2,620,452	—	—	2,587,913	—	—	2,581,877	—	—
Fair value premium and core deposit intangible amortization	—	755	—	—	755	—	—	943	—	—	943	—	—	943	—
Total deposits	9,921,807	34,124	1.38%	9,829,019	33,868	1.40%	10,161,728	38,834	1.52%	10,086,731	39,742	1.56%	9,963,960	37,879	1.52%
Borrowings
Securities sold under agreements to repurchase	122,685	1,074	3.51%	204,480	1,855	3.68%	100,000	951	3.77%	93,028	986	4.21%	10,517	120	4.56%
Advances from FHLB and other borrowings	457,039	4,653	4.08%	455,820	4,590	4.08%	455,820	4,693	4.08%	455,804	4,693	4.08%	434,303	4,420	4.08%
Total borrowings	579,724	5,727	3.96%	660,300	6,445	3.96%	555,820	5,644	4.03%	548,832	5,679	4.10%	444,820	4,540	4.09%
Total liabilities	$10,501,531	$39,851	1.52%	$10,489,319	$40,313	1.56%	$10,717,548	$44,478	1.65%	$10,635,563	$45,421	1.69%	$10,408,780	$42,419	1.63%
Interest rate spread		$157,299	5.31%		$153,813	5.21%		$152,744	4.97%		$154,724	5.09%		$151,928	5.17%
Net interest margin			5.45%			5.36%			5.12%			5.24%			5.31%

Core deposits: (Non-GAAP)
NOW accounts	$2,503,812	$8,786	1.41%	$2,711,262	$10,093	1.51%	$3,211,013	$14,976	1.85%	$3,208,598	$15,941	1.97%	$3,211,382	$15,451	1.93%
Savings accounts	2,345,584	6,281	1.07%	2,319,764	6,391	1.12%	2,258,856	6,450	1.13%	2,215,538	6,212	1.11%	2,119,036	5,175	0.98%
Time deposits	2,107,062	16,138	3.07%	1,872,184	13,957	3.02%	1,840,618	14,113	3.04%	1,854,320	14,362	3.07%	1,824,006	13,960	3.07%
	6,956,458	31,205	1.80%	6,903,210	30,441	1.79%	7,310,487	35,539	1.93%	7,278,456	36,515	1.99%	7,154,424	34,586	1.94%
Non-interest bearing deposit accounts	2,749,022	—	—	2,657,430	—	—	2,620,452	—	—	2,587,913	—	—	2,581,877	—	—
Total core deposits	$9,705,480	$31,205	1.29%	$9,560,640	$30,441	1.29%	$9,930,939	$35,539	1.42%	$9,866,369	$36,515	1.47%	$9,736,301	$34,586	1.42%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$579,724	$5,727	3.96%	$660,300	$6,445	3.96%	$555,820	$5,644	4.03%	$548,832	$5,679	4.10%	$444,820	$4,540	4.09%
Brokered deposits	216,327	2,164	4.01%	268,379	2,672	4.04%	230,789	2,352	4.04%	220,362	2,284	4.11%	227,659	2,350	4.14%
Total borrowings and brokered deposits	$796,051	$7,891	3.98%	$928,679	$9,117	3.98%	$786,609	$7,996	4.03%	$769,194	$7,963	4.11%	$672,479	$6,890	4.11%

OFG Bancorp (NYSE: OFG)
Table 5-2: Average Balances, Net Interest Income and Net Interest Margin (Continued)

	Six-month period ended June 30,
	2026			2025
(Dollars in thousands) (unaudited)	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate

Interest earning assets:
Cash equivalents	$637,824	$11,348	3.59%	$670,264	$14,393	4.33%
Investment securities	2,763,211	58,959	4.27%	2,765,180	58,781	4.25%
Loans held for investment
Non-PCD loans	7,409,238	289,073	7.87%	6,966,335	279,487	8.09%
PCD loans	797,525	31,896	8.00%	908,484	30,908	6.80%
Total loans	8,206,763	320,969	7.89%	7,874,819	310,395	7.95%
Total interest-earning assets	$11,607,798	$391,276	6.80%	$11,310,263	$383,569	6.84%

Interest bearing liabilities:
Deposits
NOW accounts	$2,606,964	$18,879	1.46%	$3,202,286	$30,347	1.91%
Savings accounts	2,332,745	12,672	1.10%	2,106,304	10,202	0.98%
Time deposits	1,990,272	30,096	3.05%	1,809,840	27,738	3.09%
Brokered deposits	242,209	4,836	4.03%	193,132	3,997	4.17%
	7,172,190	66,483	1.87%	7,311,562	72,284	1.99%
Non-interest bearing deposit accounts	2,703,482	—	—%	2,561,921	—	—%
Fair value premium and core deposit intangible amortization	—	1,509	—	—	1,887	—
Total deposits	9,875,672	67,992	1.39%	9,873,483	74,171	1.51%
Borrowings
Securities sold under agreements to repurchase	163,356	2,929	3.62%	36,878	830	4.54%
Advances from FHLB and other borrowings	456,433	9,243	4.08%	365,103	7,569	4.18%
Total borrowings	619,789	12,172	3.96%	401,981	8,399	4.21%
Total interest-bearing liabilities	$10,495,461	$80,164	1.54%	$10,275,464	$82,570	1.62%
Interest rate spread		$311,112	5.26%		$300,999	5.22%
Net interest margin			5.40%			5.37%

Core deposits: (Non-GAAP)
NOW accounts	$2,606,964	$18,879	1.46%	$3,202,286	$30,347	1.91%
Savings accounts	2,332,745	12,672	1.10%	2,106,304	10,202	0.98%
Time deposits	1,990,272	30,096	3.05%	1,809,840	27,738	3.09%
	6,929,981	61,647	1.79%	7,118,430	68,287	1.93%
Non-interest bearing deposit accounts	2,703,482	—	—%	2,561,921	—	—%
Total core deposits	$9,633,463	$61,647	1.29%	$9,680,351	$68,287	1.42%
Total borrowings and brokered deposits: (Non-GAAP)
Total borrowings	$619,789	$12,172	3.96%	$401,981	$8,399	4.21%
Brokered deposits	242,209	4,836	4.03%	193,132	3,997	4.17%
Total borrowings and brokered deposits	$861,998	$17,008	3.98%	$595,113	$12,396	4.20%

OFG Bancorp (NYSE: OFG)
Table 6-1: Loan Information and Performance Statistics

	2026	2026	2025	2025	2025
(Dollars in thousands) (unaudited)	Q2	Q1	Q4	Q3	Q2
Net Charge-offs
Non-PCD
Mortgage:
Charge-offs	$—	$66	$—	$—	$11
Recoveries	(265)	(193)	(91)	(171)	(745)
Total mortgage	(265)	(127)	(91)	(171)	(734)
Commercial PR:
Charge-offs	15,225	75	6,012	1,446	273
Recoveries	(173)	(52)	(1,275)	(922)	(88)
Total commercial PR	15,052	23	4,737	524	185
Commercial US:
Charge-offs	1,608	3,934	55	3,647	—
Recoveries	(55)	—	(44)	—	—
Total commercial US	1,553	3,934	11	3,647	—
Consumer:
Charge-offs	7,766	8,819	9,023	7,704	6,970
Recoveries	(1,112)	(1,068)	(964)	(896)	(848)
Total consumer	6,654	7,751	8,059	6,808	6,122
Auto:
Charge-offs	14,420	18,159	19,002	16,743	14,870
Recoveries	(7,141)	(8,159)	(7,070)	(7,108)	(7,570)
Total auto	7,279	10,000	11,932	9,635	7,300
Total	$30,273	$21,581	$24,648	$20,443	$12,873
PCD
Mortgage:
Charge-offs	$—	$6	$—	$—	$59
Recoveries	(78)	(167)	(239)	(281)	(91)
Total mortgage	(78)	(161)	(239)	(281)	(32)
Commercial PR:
Charge-offs	—	—	3,223	205	31
Recoveries	(1,380)	(21)	(734)	(118)	(63)
Total commercial PR	(1,380)	(21)	2,489	87	(32)
Consumer:
Charge-offs	—	—	—	—	1
Recoveries	(13)	(6)	(6)	(10)	(11)
Total consumer	(13)	(6)	(6)	(10)	(10)
Auto:
Charge-offs	—	—	6	2	13
Recoveries	(11)	(14)	(25)	(33)	(28)
Total auto	(11)	(14)	(19)	(31)	(15)
Total	$(1,482)	$(202)	$2,225	$(235)	$(89)

Total Net Charge-offs	$28,791	$21,379	$26,873	$20,208	$12,784
Net Charge-off Rates
Mortgage	(0.10)%	(0.09)%	(0.10)%	(0.13)%	(0.22)%
Commercial PR	2.01%	—%	1.11%	0.10%	0.02%
Commercial US	0.71%	1.85%	0.01%	1.74%	—%
Consumer	3.78%	4.40%	4.55%	3.85%	3.50%
Auto	1.11%	1.52%	1.81%	1.45%	1.11%
Total	1.40%	1.05%	1.32%	1.00%	0.64%
Average Loans Held For Investment
Mortgage	$1,313,065	$1,322,249	$1,341,058	$1,361,765	$1,379,986
Commercial PR	2,726,998	2,654,345	2,596,971	2,536,829	2,463,009
Commercial US	876,561	849,850	834,224	836,527	786,637
Consumer	702,519	704,872	707,401	705,945	698,581
Auto	2,626,511	2,636,122	2,637,378	2,656,992	2,635,677
Total	$8,245,654	$8,167,438	$8,117,032	$8,098,058	$7,963,890

OFG Bancorp (NYSE: OFG)
Table 6-2: Loan Information and Performance Statistics (Excludes PCD Loans)

		2026	2026	2025	2025	2025
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Early Delinquency (30 - 89 days past due)
Mortgage		$11,258	$8,287	$10,709	$11,474	$10,313
Commercial		6,308	4,309	2,004	9,423	3,121
Consumer		13,410	13,615	15,341	15,000	13,093
Auto		157,876	138,020	178,100	170,075	152,732
Total		$188,852	$164,231	$206,154	$205,972	$179,259
Early Delinquency Rates (30 - 89 days past due)
Mortgage		1.71%	1.29%	1.68%	1.83%	1.67%
Commercial		0.18%	0.12%	0.06%	0.29%	0.09%
Consumer		1.95%	2.01%	2.25%	2.19%	1.93%
Auto		6.02%	5.25%	6.75%	6.43%	5.74%
Total		2.51%	2.21%	2.80%	2.84%	2.46%
Total Delinquency (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		$21,430	$20,192	$22,246	$22,657	$19,946
GNMA's buy-back option program	(21)	52,938	54,358	56,492	46,716	43,281
Total mortgage		74,368	74,550	78,738	69,373	63,227
Commercial		12,777	8,052	11,534	20,592	14,282
Consumer		17,139	17,343	19,519	18,942	16,839
Auto		172,395	152,912	198,779	185,964	167,653
Total		$276,679	$252,857	$308,570	$294,871	$262,001
Total Delinquency Rates (30 days and over past due)
Mortgage:
Traditional, Non traditional, and Loans under Loss Mitigation		3.26%	3.14%	3.48%	3.61%	3.22%
GNMA's buy-back option program	(21)	8.05%	8.45%	8.84%	7.45%	7.00%
Total mortgage		11.30%	11.59%	12.32%	11.06%	10.22%
Commercial		0.36%	0.23%	0.34%	0.62%	0.43%
Consumer		2.50%	2.56%	2.86%	2.76%	2.48%
Auto		6.57%	5.81%	7.54%	7.03%	6.30%
Total		3.68%	3.40%	4.18%	4.06%	3.59%
Nonperforming Assets	(14)
Mortgage		$16,238	$17,921	$17,400	$17,426	$15,804
Commercial		32,474	84,004	87,253	53,428	54,003
Consumer		3,798	3,837	4,378	4,194	3,790
Auto		14,580	14,934	20,750	15,962	14,968
Total nonperforming loans		67,090	120,696	129,781	91,010	88,565
Foreclosed real estate		1,675	2,037	2,490	3,160	2,603
Other repossessed assets		4,195	4,310	3,457	4,865	4,760
Total nonperforming assets		$72,960	$127,043	$135,728	$99,035	$95,928
Nonperforming Loan Rates
Mortgage		2.47%	2.79%	2.72%	2.78%	2.55%
Commercial		0.91%	2.41%	2.55%	1.62%	1.62%
Consumer		0.55%	0.57%	0.64%	0.61%	0.56%
Auto		0.56%	0.57%	0.79%	0.60%	0.56%
Total loans		0.89%	1.62%	1.76%	1.25%	1.21%

OFG Bancorp (NYSE: OFG)
Table 6-3: Loan Information and Performance Statistics

		2026	2026	2025	2025	2025
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Nonperforming PCD Loans	(14)
Mortgage		$221	$224	$227	$230	$233
Commercial		—	24	55	7,803	8,603
Total nonperforming loans		$221	$248	$282	$8,033	$8,836
Nonperforming PCD Loan Rates
Mortgage		0.03%	0.03%	0.03%	0.03%	0.03%
Commercial		0.00%	0.03%	0.07%	9.43%	9.92%
Total		0.03%	0.03%	0.03%	0.94%	1.00%
Total PCD Loans Held for Investment
Mortgage		$709,278	$730,629	$751,291	$772,808	$795,863
Commercial		68,487	70,290	73,889	82,748	86,685
Consumer		316	306	302	337	575
Auto		66	75	89	119	160
Total loans		$778,147	$801,300	$825,571	$856,012	$883,283

Total Nonperforming Loans	(14)
Mortgage		$16,459	$18,145	$17,627	$17,656	$16,037
Commercial		32,474	84,028	87,308	61,231	62,606
Consumer		3,798	3,837	4,378	4,194	3,790
Auto		14,580	14,934	20,750	15,962	14,968
Total nonperforming loans		$67,311	$120,944	$130,063	$99,043	$97,401
Total Nonperforming Loan Rates
Mortgage		1.20%	1.32%	1.27%	1.26%	1.13%
Commercial		0.90%	2.36%	2.50%	1.81%	1.83%
Consumer		0.55%	0.57%	0.64%	0.61%	0.56%
Auto		0.56%	0.57%	0.79%	0.60%	0.56%
Total		0.81%	1.47%	1.59%	1.22%	1.19%
Total Loans Held for Investment
Mortgage		$1,367,206	$1,373,629	$1,390,346	$1,399,856	$1,414,567
Commercial		3,619,221	3,553,096	3,490,169	3,384,404	3,423,434
Consumer		687,199	677,841	683,548	686,077	680,635
Auto		2,623,828	2,630,497	2,636,979	2,646,930	2,661,955
Total loans		$8,297,454	$8,235,063	$8,201,042	$8,117,267	$8,180,591
(a) Refer to “(a)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 7: Allowance for Credit Losses

	Quarter Ended June 30, 2026
(Dollars in thousands) (unaudited)	Mortgage	Commercial	Consumer	Auto	Total
Allowance for credit losses Non-PCD:
Balance at beginning of period	$6,243	$68,408	$32,998	$92,462	$200,111
(Recapture of) provision for credit losses	(194)	904	7,413	6,786	14,909
Charge-offs	—	(16,833)	(7,766)	(14,420)	(39,019)
Recoveries	265	228	1,112	7,141	8,746
Balance at end of period	$6,314	$52,707	$33,757	$91,969	$184,747

Allowance for credit losses PCD:
Balance at beginning of period	$3,338	$495	$10	$2	$3,845
Recapture of provision for credit losses	(273)	(1,521)	(13)	(12)	(1,819)
Charge-offs	—	—	—	—	—
Recoveries	78	1,380	13	11	1,482
Balance at end of period	$3,143	$354	$10	$1	$3,508

Allowance for credit losses summary:
Balance at beginning of period	$9,581	$68,903	$33,008	$92,464	$203,956
(Recapture of) provision for credit losses	(467)	(617)	7,400	6,774	13,090
Charge-offs	—	(16,833)	(7,766)	(14,420)	(39,019)
Recoveries	343	1,608	1,125	7,152	10,228
Balance at end of period	$9,457	$53,061	$33,767	$91,970	$188,255
Allowance coverage ratio	0.69%	1.47%	4.91%	3.51%	2.27%

) Refer to “(c)” in Table 1-1.

OFG Bancorp (NYSE: OFG)
Table 8-1: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital
In addition to disclosing required regulatory capital measures, we also report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity ("TCE") and TCE ratio. The table below provides the details of the calculation of our regulatory capital and non-GAAP capital measures. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

	2026	2026	2025	2025	2025
(Dollars in thousands) (unaudited)	Q2	Q1	Q4	Q3	Q2
Stockholders' Equity to Non-GAAP Tangible Common Equity
Total stockholders' equity	$1,407,272	$1,366,895	$1,390,005	$1,375,417	$1,334,453
Less: Intangible assets	(92,124)	(93,110)	(94,096)	(95,327)	(96,559)
Tangible common equity (Non-GAAP)	$1,315,148	$1,273,785	$1,295,909	$1,280,090	$1,237,894

Common shares outstanding at end of period	42,265	42,257	43,257	44,265	44,742
Tangible book value per common share (Non-GAAP)	$31.12	$30.14	$29.96	$28.92	$27.67
Total Assets to Non-GAAP Tangible Assets
Total assets	$12,154,572	$12,047,903	$12,465,657	$12,229,812	$12,231,510
Less: Intangible assets	(92,124)	(93,110)	(94,096)	(95,327)	(96,559)
Tangible assets (Non-GAAP)	$12,062,448	$11,954,793	$12,371,561	$12,134,485	$12,134,951
Non-GAAP TCE Ratio
Tangible common equity	$1,315,148	$1,273,785	$1,295,909	$1,280,090	$1,237,894
Tangible assets	12,062,448	11,954,793	12,371,561	12,134,485	12,134,951
TCE ratio	10.90%	10.66%	10.47%	10.55%	10.20%
Average Equity to Non-GAAP Average Tangible Common Equity
Average total stockholders' equity	$1,403,137	$1,406,938	$1,394,097	$1,361,055	$1,318,886
Less: Average intangible assets	(92,471)	(93,460)	(94,528)	(95,756)	(96,983)
Average tangible common equity (Non-GAAP)	$1,310,666	$1,313,478	$1,299,569	$1,265,299	$1,221,903

OFG Bancorp (NYSE: OFG)
Table 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures (Continued)

		BASEL III
		Standardized
		2026	2026	2025	2025	2025
(Dollars in thousands) (unaudited)		Q2	Q1	Q4	Q3	Q2
Regulatory Capital Metrics
Common equity Tier 1 capital		$1,359,866	$1,312,874	$1,318,632	$1,313,558	$1,293,041
Tier 1 capital		1,359,866	1,312,874	1,318,632	1,313,558	1,293,041
Total risk-based capital	(15)	1,481,504	1,433,271	1,437,595	1,430,713	1,409,447
Risk-weighted assets		9,666,852	9,550,860	9,436,010	9,298,556	9,245,125
Regulatory Capital Ratios
Common equity Tier 1 capital ratio	(16)	14.07%	13.75%	13.97%	14.13%	13.99%
Tier 1 risk-based capital ratio	(17)	14.07%	13.75%	13.97%	14.13%	13.99%
Total risk-based capital ratio	(18)	15.33%	15.01%	15.24%	15.39%	15.25%
Leverage ratio	(19)	11.23%	10.88%	10.71%	10.75%	10.83%

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach
Total stockholders' equity		$1,407,272	$1,366,895	$1,390,005	$1,375,417	$1,334,453
Plus: Unrealized losses on available-for-sale securities, net of income tax		38,946	33,573	16,906	27,301	48,782
Total adjusted stockholders’equity		1,446,218	1,400,468	1,406,911	1,402,718	1,383,235
Less: Disallowed goodwill, net		(79,321)	(79,764)	(79,700)	(79,889)	(80,079)
Disallowed other intangible assets, net		(7,031)	(7,729)	(8,429)	(9,271)	(10,115)
Disallowed deferred tax assets, net		—	(101)	(150)	—	—
Common equity Tier 1 capital and Tier 1 capital		1,359,866	1,312,874	1,318,632	1,313,558	1,293,041
Plus Tier 2 capital: Qualifying allowance for credit losses		121,638	120,397	118,963	117,155	116,406
Total risk-based capital		$1,481,504	$1,433,271	$1,437,595	$1,430,713	$1,409,447

OFG Bancorp (NYSE: OFG)
Table 9: Notes to Financial Summary, Selected Metrics, Loans, and Consolidated Financial Statements (Tables 1 - 8)

(1)	Total banking and financial service revenues.
(2)	Net interest income plus non-interest income, net (core)
(3)	Calculated based on net income available to common shareholders divided by average common shares outstanding for the period.
(4)	Calculated based on net income available to common shareholders divided by total average common shares outstanding and equivalents for the period as if converted.
(5)	Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for additional information.
(6)	Information includes all loans held for investment, including PCD loans.
(7)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(8)	Calculated based on annualized income, net of tax, for the period divided by average total assets for the period.
(9)	Calculated based on annualized income available to common shareholders for the period divided by average tangible common equity for the period.
(10)	Calculated based on non-interest expense for the period divided by total net interest income and total banking and financial services revenues for the period.
(11)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)	Non-GAAP ratios. See "Tables 8-1 and 8-2: Reconciliation of GAAP to Non-GAAP Measures and Calculation of Regulatory Capital Measures" for information on the calculation of each of these ratios.
(13)	Production of new loans (excluding renewals).
(14)	Most PCD loans are considered to be performing due to the application of the accretion method, in which these loans will accrete interest income over the remaining life of the loans using estimated cash flow analyses. Therefore, they are not included as non-performing loans. PCD loan pools that are not accreting interest income are deemed to be non-performing loans and presented separately.
(15)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.
(16)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.
(17)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(18)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.
(19)	Leverage capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.
(20)	Pre-provision net revenues is a non-GAAP measure calculated based on net interest income plus total non-interest income, net, less total non-interest expenses for the period.
(21)	Under the GNMA program, issuers such as OFG Bancorp have the option but not the obligation to repurchase loans that are 90 days or more past due. For accounting purposes, these loans subject to the repurchase option are required to be reflected (rebooked) on the financial statements of the Company with an offsetting liability.